EXHIBIT 99.1

OMNIQ Receives $2.5 Million Purchase Order, Strengthening Decade-Long Partnership with Leading Retail Chain

  Continues Strategic Collaboration with a Major Retail Partner
  Order Includes State-of-the-Art Portable IoT Printers for Seamless Integration
  Paves the Way for Future Technological Upgrades

SALT LAKE CITY, Aug. 29, 2024 (GLOBE NEWSWIRE) -- OMNIQ Corp. (OTCQB: OMQS), a prominent provider of AI-driven and IoT-enabled technology solutions, is pleased to announce the receipt of a significant $2.5 million purchase order from one of its most valued retail partners. This order, received on August 26, 2024, is a testament to the enduring relationship between the two companies, marking a new chapter in their collaboration that spans over a decade.

This long-standing partnership has seen OMNIQ play a crucial role in revolutionizing the retailer's operational capabilities. The latest order includes the deployment of advanced portable printers across the retailer's expansive network, enhancing both in-store operations and delivery logistics. The new technology is set to replace outdated systems, driving improved inventory management, operational efficiency, and customer satisfaction.

“Our ongoing partnership with this major retail chain reflects the consistent value we bring to their operations,” said Shai Lustgarten, CEO of OMNIQ. “This order underscores their trust in our technology to keep their systems efficient and up-to-date, and we’re committed to continuing to support their evolving needs.”

This development represents a continuation of OMNIQ's strategic initiative to increase business with existing customers while also seeking out new customer relationships.

About OMNIQ
OMNIQ Corp. (OTCQB: OMQS) provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver real time object identification, tracking, surveillance and monitoring for the Supply Chain Management, Public Safety, and Traffic Management applications. The technology and services provided by the Company help clients move people, objects and manage big data safely and securely through airports, warehouses, schools, and national borders and in many other applications and environments.

OMNIQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, and oil, gas, and chemicals.  Since 2014, annual revenues have more than doubled, reaching $81 million in 2023, from clients in more than forty countries.

The Company currently addresses several billion-dollar markets with double-digit growth, including the Global Smart City & Public Safety markets.

For more information visit www.omniq.com

Forward-Looking Statements:
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate,” “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Examples of forward-looking statements include, among others, statements made in this press release regarding the closing of the private placement and the use of proceeds received in the private placement. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward-looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at SEC.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

Contact
ir@omniq.com

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/a5008fc1-63b6-457c-8c5f-f44c888461af